                                                                     EXHIBIT 4.2




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                               PULTE CORPORATION


                             ----------------------


                              INDENTURE SUPPLEMENT

                          DATED AS OF AUGUST 27, 1997


                             ----------------------


                       THE FIRST NATIONAL BANK OF CHICAGO

                                    TRUSTEE



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                            SENIOR DEBT SECURITIES

         INDENTURE SUPPLEMENT dated as of August 27, 1997, among PULTE CORPORATION, a Michigan corporation ("Company"), located at 33 Bloomfield Hills Parkway, Suite 200, Bloomfield Hills, Michigan 48304, THE FIRST NATIONAL BANK OF CHICAGO ("Trustee"), PULTE HOME CORPORATION ("Pulte Home"), and the wholly-owned subsidiaries of Pulte Home set forth on the signature pages hereto (Pulte Home and such wholly-owned subsidiaries and, as applicable, any successor who replaces such Guarantor pursuant to the applicable provisions of this Indenture Supplement and, thereafter, such successor, all together the "Guarantors").

         The Company, the Trustee and the Guarantors have entered into an Indenture dated as of October 24, 1995 (the "Indenture") pursuant to which the Trustee acts as trustee for the holders of the Company's 7.3% Senior Notes due October 24, 2005 (the "Senior Notes"). Capitalized terms used in this Indenture Supplement and not otherwise defined shall have the meanings set forth in the Indenture.

         The Company and the Trustee desire to add certain Guarantors as parties to the Indenture to guaranty the Guaranteed Obligations.

         Section 901 of the Indenture permits the Company and the Trustee to execute supplements to the Indenture without the consent of the Holders for the purpose of adding guarantors of the Guaranteed Obligations to the Indenture.

         Section 801 of the Indenture prohibits the Company, the Guarantors and any Restricted Subsidiaries from consolidating or merging into, or selling, assigning, conveying, transferring or leasing or otherwise disposing of all or substantially all of its assets to, any Person unless such Person is a corporation organized and existing under the laws of the United States of America or any State thereof or the District of Columbia.

         The parties hereto believe that the provisions of Section 801 are too restrictive and that the Company, the Guarantors and any Restricted Subsidiaries should be permitted to engage in the above described transactions with Persons that are limited liability companies, limited liability partnerships or other similar entities organized and existing under the laws of the United States of America or any State thereof or the District of Columbia.

         Section 902 of the Indenture permits the Company and the Trustee to execute supplements to the Indenture for the purpose of amending the terms of the Indenture with the consent of the Holders of not less than a majority in the principal amount of all Outstanding Securities affected by such supplemental indenture.

         Pursuant to a solicitation of Bondholder consents dated October 1, 1996, consents from Holders of Outstanding Securities sufficient to approve this Supplemental Indenture have been received, and the other requirements for execution of this Supplemental Indenture have been satisfied.

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises and the mutual covenants and agreements contained herein, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

         1. The Guarantors who are signatories to this Indenture Supplement and who were not signatories to the Indenture are hereby added as Guarantors to the Indenture as if such Guarantors had signed as parties to such Indenture.

         2. Section 801(l) of the Indenture is hereby deleted in its entirety and replaced with the following:

                                  (1) the Person is a corporation, limited liability company, limited partnership or similar entity organized and existing under the laws of the United States of America or any State thereof or the District of Columbia;

         3. As supplemented by this Indenture Supplement, the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

         4. This Indenture Supplement may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all of such counterparts shall together constitute but one and the same instrument.

         5. This Indenture Supplement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed as of the day and year first above written.

                              THE FIRST NATIONAL BANK OF CHICAGO,
                                  as Trustee


                              By:        /s/ T. Marshall
                                  ---------------------------------------
                              Name:      T. Marshall
                              Title:     Trust Officer


                              PULTE CORPORATION


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------

                              BUILDERS' SUPPLY AND LUMBER CO., INC.


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------

                              CAMBRIDGE SOFTWARE, INC.


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              CANTERBURY COMMUNITIES, INC.


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------

                              CANTERBURY DIVERSIFIED BUILDING
                              CORP.


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              CEIBA HOMES, INC.


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------

                              CHARLOTTE CLASSIC HOMES, INC.


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              DEAN REALTY COMPANY


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------

                              GREENSBORO CLASSIC HOMES, INC.


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              GULF PARTNERS, INC.


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              GURABO HOMES, INC.


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              JAMES T. LYNCH, INC.


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              PALMVILLE DEVELOPMENT CORP.


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------

                              PHC TITLE CORPORATION

                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              PHT TITLE CORPORATION

                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              PBW CORPORATION

                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              PHM REALTY, INC.


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              PRESERVE I, INC.
                              (f/k/a Marengo corporation)


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------

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                              PRESERVE II, INC.
                              (f/k/a Pine Ridge Building Corporation)


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              PULTE DEVELOPMENT CORPORATION


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              PULTE HOME CARRIBEAN CORPORATION


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------



                              PULTE HOME CORPORATION


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------

                              PULTE HOME CORPORATION OF
                              THE DELAWARE VALLEY


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              PULTE HOME CORPORATION
                              OF MASSACHUSETTS


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              PULTE HOME CORPORATION OF TEXAS


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------

                              PULTE HOMES OF GREATER KANSAS
                              CITY, INC.


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              PULTE HOMES OF MICHIGAN CORPORATION


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              PULTE HOMES OF MINNESOTA CORPORATION
                              (f/k/a Marv Anderson Homes, Inc.)


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              PULTE HOMES OF OHIO CORPORATION


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              PULTE HOMES OF SOUTH CAROLINA, INC.


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------

                              PULTE LAND DEVELOPMENT CORPORATION


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              PULTE LIFESTYLE COMMUNITIES, INC.


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President

Attest: /s/ David Breach
        -----------------


                              PULTE PAYROLL CORPORATION


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              RALEIGH CLASSIC HOMES, INC.


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              SALINAS BUILDERS, INC.


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------

                              SALINAS HOMES, INC.


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              SEAN/CHRISTOPHER HOMES, INC.


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              SPRINGFIELD GOLF CLUB, INC.


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------


                              WIL CORPORATION


                              By:        /s/ James Weissenborn
                                  ---------------------------------------
                              Name:      James Weissenborn
                              Title:     Vice-President
Attest: /s/ David Breach
        -----------------